SECRETARY'S CERTIFICATE

                      Amendment to the
                AnnTaylor Stores Corporation
          Management Performance Compensation Plan



     The undersigned, being the Secretary of AnnTaylor Stores Corporation (the "Company"), hereby certifies that, at a meeting of the Board of Directors of the Company duly held on February 24, 1995, the Board of Directors of the Company, by resolution duly adopted, unanimously approved and adopted the following amendment to the AnnTaylor Stores Corporation Management Performance Compensation Plan, as heretofore amended and restated, such amendment to be effective as of February 24, 1995:


         "Section 4(b) of the Plan is hereby amended to read in its entirety as follows:

            (b) Prior to the beginning of a Season, or
      by  such  later  date permissible under  Section
      162(m)  of  the  Code, and after  the  Company's
      Budget for a Season shall have become available,
      the Chief Executive Officer of the Company shall
      submit  to  the Committee a list of  the  manes,
      titles,   salaries  and  suggested   Performance
      Percentages of those eligible Associates whom the Chief Executive Officer recommends that the Committee designate as Participants under this Plan for such Season."


     IN   WITNESS  WHEREOF,  the  undersigned  has  hereunto
affixed her signature as Secretary of the Company, this 24th day of February, 1995.

                              /s/ Jocelyn F.L. Barandiaran
                              ______________________________
                                Jocelyn   F.L.  Barandiaran
                                        Secretary
                              AnnTaylor Stores Corporation